EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of eAutoclaims, Inc. (the “Company”), on Form 10-KSB for the year ended July 31, 2007, as filed with the Securities and Exchange Commission on November 8, 2007 (the “Report”), I, Jeffrey Dickson, the President and CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Annual Report fairly presents, in all materials respects, the financial condition and results of operations of eAutoclaims, Inc.

Date:	November 8, 2007

/s/ Jeffrey Dickson
Print Name: Title:	Jeffrey Dickson Chief Executive Officer